                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549






                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




             Date of Report (Date of earliest event reported)
                            September 18, 1996



                 THE MAY DEPARTMENT STORES COMPANY
          (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



            Registrant's telephone number, including area code:
                               (314) 342-6300

Item 5.   Other Events.

     On September 18, 1996, The May Department Stores Company, a New York corporation ("May-NY"), which is a wholly-owned subsidiary of the Registrant, completed the sale of $150,000,000 principal amount of its 7.45% Debentures due September 15, 2011 (the
"Securities").   The payment of principal of and interest on the
Securities are unconditionally guaranteed by the Registrant. The Securities will be represented by one or more book-entry securities registered in the name of the nominee of The Depository Trust Company, which will act as the Depositary. May-NY intends to use the net proceeds from the sale of the Securities primarily for stock repurchases; however, it may use the proceeds for capital expenditures, working capital needs and other general corporate purposes, including investments and acquisitions.

     The Securities were issued under the terms of an Indenture, dated as of June 17, 1996, among the Registrant, May-NY and The
First National Bank of Chicago, as Trustee.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     1.1       Underwriting Agreement, dated           5
               September 13, 1996, among the Registrant,
               May-NY, Morgan Stanley & Co. Incorporated,
               Citicorp Securities, Inc. and
               Merrill Lynch & Co., Merrill Lynch,
               Pierce, Fenner & Smith Incorporated

     4.1       Specimen of global certificate for      21
               7.45% Debentures due September 15, 2011

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  September 18, 1996     By:    /s/  Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel

                             INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     1.1       Underwriting Agreement, dated           5
               September 13, 1996, among the Registrant,
               May-NY, Morgan Stanley & Co. Incorporated,
               Citicorp Securities, Inc. and
               Merrill Lynch & Co., Merrill Lynch,
               Pierce, Fenner & Smith Incorporated

     4.1       Specimen of global certificate for      21
               7.45% Debentures due September 15, 2011

                                Exhibit 1.1




                                   September 18, 1996




Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Dear Sirs:

     The May Department Stores Company, a New York corporation (hereinafter called the "Company"), proposes to issue $150,000,000 principal amount of 7.45% Debentures Due 2011 (the "Securities") to be issued pursuant to the provisions of an Indenture, dated as of June 17, 1996, between the Company, The May Department Stores Company, a Delaware corporation (the "Guarantor") and The First National Bank of Chicago, Trustee. The Securities are to be unconditionally guaranteed (the "Guarantees") as to payment of principal and interest by the Guarantor. The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file no. 333-06171) relating to the Securities which has been declared effective by the Commission; and the Company and the Guarantor have filed or will file with the Commission a prospectus supplement specifically relating to the Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The term Registration Statement means registration statement no. 333-06171 as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the prospectus supplement specifically relating to the Securities, as filed with, or mailed for filing to, the Commission pursuant to Rule 424. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         2             September 13, 1996


"preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein.

                                    I.

     The Company hereby agrees to sell to the several Underwriters named below, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company, severally and not jointly, the principal amounts of Securities set forth below opposite their names, at 98.972% of their principal amount plus accrued interest from September 15, 1996, in each case to the date of payment and delivery. Such Securities shall be unconditionally guaranteed as to the payment of principal and interest by the Guarantor.

Name                                         Principal Amounts

Morgan Stanley & Co. Incorporated            $50,000,000
Citicorp Securities, Inc.                    $50,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated                                 $50,000,000

Total. . . . . . . . . .                     $150,000,000


                                    II.

     The Company and the Guarantor are advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement is entered into as in your judgment is advisable. The terms of the public offering of the Securities are set forth in the Prospectus.

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         3             September 13, 1996


                                   III.

     Payment for the Securities shall be made by wire transfer of same day funds to an account specified by the Company not less than two full business days prior to the date of payment at 10:00 A.M., New York City time, on September 18, 1996, or at such other time on the same or such other date, not later than September 25, 1996, as shall be designated by you, upon delivery to you for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery are herein referred to as the Closing Date.


                                    IV.

     The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus, and you shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by executive officers of the Company and the Guarantor to the foregoing effect. The officers making such certificate may rely upon the best of their knowledge as to proceedings pending or threatened; and

               (ii) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading in the rating accorded any of the Company's or the Guarantor's securities by Moody's Investors
Service, Inc. or Standard & Poor's Corporation.

          (b) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         4             September 13, 1996


the Company and the Guarantor, dated the Closing Date, to the effect that (i) the Company has been duly organized and is subsisting and in good standing as a corporation under the laws of the State of New York, (ii) the Guarantor has been duly organized and is subsisting and in good standing as a corporation under the laws of the State of Delaware, (iii) the Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and is a valid and binding agreement, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (iv) the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), (v) the sale and issuance of the Securities have been duly authorized by all requisite corporate action on the part of the Company, and the Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, entitled to the benefit of the Indenture and enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (vi) the Guarantees have been duly authorized by all requisite corporate action on the part of the Guarantor and duly executed and delivered by the Guarantor and constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantor, and

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         5             September 13, 1996


(vi) the Registration Statement, as of its effective date, and the Basic Prospectus, as supplemented by the prospectus supplement, as of the date of the prospectus supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, and the applicable rules and regulations of the Commission thereunder.

     In addition, such counsel shall state that no facts have come to the attention of such counsel in the course of their review that have led them to believe that, insofar as relevant to the offering of the Securities, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Basic Prospectus, as supplemented by the prospectus supplement, on the date of the prospectus supplement, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any post-effective amendment thereof, the Basic Prospectus or the prospectus supplement except for those made under the captions "Description of Debt Securities" in the Basic Prospectus and "Description of Securities" and "Underwriters" in the prospectus supplement insofar as they relate to provisions of documents therein described and that they do not express any opinion or belief as to the financial statements, schedules or other financial data included or incorporated by reference in or excluded from the Registration Statement, any post-effective amendment thereto, the Basic Prospectus or the prospectus supplement, or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

          (c) You shall have received on the Closing Date an opinion of Louis J. Garr, Jr., Esq., General Counsel for the
Company and the Guarantor, dated the Closing Date, to the effect that (i) each of the Company and the Guarantor is

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         6             September 13, 1996


duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, (ii) the performance of this Agreement will not contravene any provision of the certificate of incorporation or by-laws of the Company or the Guarantor or, to the actual knowledge of such counsel, any agreement or other instrument binding upon either the Company or the Guarantor and no consent, approval or authorization of any governmental body is required for the performance of this Agreement, except such as specified and have been obtained, and such consents, approvals or authorizations as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, and (iii) the documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents when so filed contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data contained therein.

          (d) You shall have received on the Closing Date from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Indenture, the Securities, the Guarantees, this Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (e) You shall have received on the Closing Date, a letter dated the Closing date, in form and substance satisfactory to you, from Arthur Andersen LLP, independent

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         7             September 13, 1996


public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Prospectus.


                                    V.

     In further consideration of the agreements of the Underwriters herein contained, the Company and the Guarantor, jointly and severally covenant as follows:

     (a) To furnish to you without charge three conformed copies of the Registration Statement (including exhibits and documents incorporated by reference) and to each other Underwriter a copy of the Registration Statement (without exhibits but including documents incorporated by reference) and, during the period mentioned in paragraph (c) below, to furnish to each Underwriter as many copies of the Prospectus and any supplements and amendments thereto and any documents incorporated by reference as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement include or refer to all documents filed by the Company and/or the Guarantor with the Commission subsequent to the date of the Basic Prospectus pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act which are deemed to be incorporated by reference in the Prospectus from the date of filing such documents in accordance with Form S-3.

     (b)  Before amending or supplementing the Registration
Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement.

     (c) If, during such period after the first date of the public offering of the Securities as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         8             September 13, 1996



order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

     (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees not exceeding $10,000 and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate.

     (e) To make generally available to the Company's security holders as soon as practicable an earnings statement covering the twelve month period beginning after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Act.

     (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Securities, without your prior written consent.

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         9             September 13, 1996



                                    VI.

     The Company and the Guarantor, jointly and severally, represent and warrant to each Underwriter that (i) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with such Act and the rules and regulations thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) each preliminary prospectus, if any, filed pursuant to Rule 424 under the Act complied when so filed in all material respects with such Act and the applicable rules and regulations thereunder, (iv) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations thereunder and (v) the Registration Statement and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement, any preliminary prospectus or the Prospectus based upon information furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein.

     The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (if used within the period set forth in paragraph (c) of Article V hereof and as amended or supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         10            September 13, 1996



prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter expressly for use therein; provided that the foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, if required by the Act, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus (excluding documents incorporated by reference) correcting the untrue statement or omission of a material fact if the Company has previously furnished copies thereof to such Underwriter.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, their respective directors, their respective officers who sign the Registration Statement and any person controlling the Company or the Guarantor to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         11            September 13, 1996



disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel necessary for appearing in any proceeding) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the immediately preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         12            September 13, 1996



hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in this Article VI is unavailable to an indemnified party under the second or third paragraphs hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the offering of the Securities shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         13            September 13, 1996


     The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Article VI were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Article VI, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Article VI are several in proportion to their respective underwriting percentages (as defined in the Agreement Among Underwriters) and not joint.

     The indemnity and contribution agreements contained in this
Article VI and the representations and warranties of the Company and the Guarantor in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or the Guarantor, their respective directors or officers or any person controlling the Company or the Guarantor and (iii) acceptance of and payment for any of the Securities.

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         14            September 13, 1996


                                   VII.

     This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any material outbreak or escalation of hostilities or any material adverse change in financial markets or any calamity or crisis the effect of which is such as to make it, in your judgment, impracticable to market the Securities.


                                   VIII.

     If any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions which the amounts of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the principal amount of Securities which any Underwriter has agreed to purchase pursuant to Article I hereof be increased pursuant to this Article VIII by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Securities and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         15            September 13, 1996




after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company.
In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this agreement, the Company and the Guarantor will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Morgan Stanley & Co. Incorporated
Citicorp Securities, Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated         16            September 13, 1996


     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              Very truly yours,

                              THE MAY DEPARTMENT STORES COMPANY,
                                   a New York corporation

                              By:    /s/  Jan R. Kniffen


                              THE MAY DEPARTMENT STORES COMPANY,
                                   a Delaware corporation

                              By:    /s/  Richard A. Brickson

Accepted, September 13, 1996:

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Acting severally on behalf of themselves

By MORGAN STANLEY & CO. INCORPORATED


     By:    /s/  Gerald Pasciucco

                                EXHIBIT 4.1

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

EXCEPT AS OTHERWISE PROVIDED IN THE INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF THE
DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY, TO THE DEPOSITARY OR TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR
DEPOSITARY.

                     THE MAY DEPARTMENT STORES COMPANY

                         7.45% DEBENTURE DUE 2011

                                                          CUSIP 577778 BE 2

                                                               $150,000,000
R-1

     THE MAY DEPARTMENT STORES COMPANY, a corporation duly organized and existing under the laws of the State of New York (herein called the "Company", which term includes any successor corporation under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) on September 15, 2011, and to pay interest thereon from September 15, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing March 15, 1997, at the rate of 7.45% per annum, until the principal hereof is fully paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any

Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the first day of March or September (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

                                     1

     Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS
SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

Dated: September 18, 1996

                              THE MAY DEPARTMENT STORES COMPANY
                                   a New York corporation
[Seal]

                              By:________________________________
                                   Jan R. Kniffen

                                   Senior Vice President and
                                   Treasurer


Attest: ____________________________
          Richard A. Brickson
          Secretary


This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee

                              By: _______________________________
                                        Authorized Officer


                                     2


                           REVERSE OF DEBENTURE

                     THE MAY DEPARTMENT STORES COMPANY
                         7.45% Debenture Due 2011

     This Security is one of a duly authorized series of guaranteed debt securities of the Company (herein called the "Debentures"), issued under an Indenture, dated as of June 17, 1996 (herein called the "Indenture"), among the Company, The May Department Stores Company, a Delaware corporation (the "Guarantor") and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities of the Company (herein called the "Debt Securities") in one or more series, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series designated on the face hereof, limited in aggregate principal amount to $150,000,000.

     This Debenture is not redeemable prior to maturity and there is no sinking fund provided for these Debentures.

     If an Event of Default with respect to the Debentures shall occur and be continuing, the principal amount of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time Outstanding (or, in case less than all of the several series of Debt Securities then Outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time Outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of the Debentures and (2) certain restrictive covenants and certain Events of Default applicable to the Debentures, upon compliance by the Company with certain conditions set forth in the Indenture and in an Officers' Certificate issued pursuant to the Indenture.

     As provided in and subject to the provisions of the Indenture, any Holder of these Debentures shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy hereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debentures, the Holders of not less than 25% in principal amount of the Debentures at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the

                                     3

Debentures at the time outstanding a direction inconsistent with such request and shall have failed to institute any such proceedings, for 60 days after receipt of such notice, request and offer of indemnity.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained for that purpose in The City of New York, New York, or at any other office or agency designated for that purpose by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

     For good and valuable consideration, receipt of which is acknowledged, and intending to be legally bound, the Guarantor hereby unconditionally guarantees the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, and interest on, and any Redemption Price with respect to this Debenture, when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise, in accordance with the terms of this Debenture and the Indenture.



                         THE MAY DEPARTMENT STORES COMPANY
                              a Delaware corporation
[Seal]

                         By: _______________________________
                              Richard A. Brickson
                              Secretary


Attest: ____________________________
               Linda J. Balicki
               Assistant Secretary


                                     5

                           (FORM OF ASSIGNMENT)

                               ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______(Cust) Custodian ______(Minor) under Uniform Gifts to Minors Act ___________________ (State)

     Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT

FOR VALUE RECEIVED ___________________________ hereby sell(s), assign(s) and transfer(s) unto


                                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address of Assignee)

the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________
Attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.


Dated:                        _________________________________


Notice: The signature to this assignment must correspond with the name as written upon the face of this Debenture in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed: _____________________________________________

Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" that is a member or participant in a "signature guarantee program" (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program).

                                     6